Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-5357
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               12,746,056
                       WITHHELD             213,642

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               12,760,038
                       WITHHELD             199,660

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               12,759,238
                       WITHHELD             200,460

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               12,759,451
                       WITHHELD             200,247


























          Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-5357
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               12,754,375
                       WITHHELD             205,323

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               12,753,997
                       WITHHELD             205,701

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               12,751,698
                       WITHHELD             208,000

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               12,760,522
                       WITHHELD             199,176

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               12,747,946
                       WITHHELD             211,753


























          Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-5357
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               12,578,824
                       AGAINST               87,247
                       ABSTAIN              293,627

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               11,937,496
                       AGAINST              211,426
                       ABSTAIN              414,981

          Item 6:  New Rule 12b-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR                3,379,240
                       AGAINST               66,605
                       ABSTAIN              123,871

                   (Class C shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR                  272,390
                       AGAINST                1,506
                       ABSTAIN               11,746




























          Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-5357
          Page 4

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR               11,272,684
                       AGAINST              472,198
                       ABSTAIN              825,979



          MRB|W:\FUNDS\NSAR.EXH\KBCF\77C.498|060398